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                                                                    EXHIBIT 10.5




                    AMENDMENT AND WAIVER TO CREDIT AGREEMENT


     THIS AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of this 29th day of June, 1998 by and among MARSHALL INDUSTRIES, a corporation organized under the laws of California ("Marshall"), STERLING ELECTRONICS CORPORATION, a corporation organized under the laws of Nevada ("Sterling," and together with Marshall, the "Borrower"), the Lenders who are or may become a party to the Credit Agreement referred to below, and FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders.

                              Statement of Purpose

     The Lenders agreed to make certain Extensions of Credit to the Borrower pursuant to the Credit Agreement dated as of January 16, 1998 by and among the Borrower, the Lenders and the Administrative Agent, as amended by the First Amendment dated February 26, 1998 (as so amended and as further amended or supplemented from time to time, the "Credit Agreement").

     The parties now desire to amend the Credit Agreement in certain respects and waive certain provisions of the Credit Agreement on the terms and conditions set forth below.

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Effect of Amendment and Waiver. Except as expressly amended hereby, the Credit Agreement and Loan Documents shall be and remain in full force and effect. The waivers granted herein are specific and limited and shall not constitute an amendment of the Credit Agreement or the Loan Documents or a modification, acceptance or waiver of any other provision of or default under the Credit Agreement, the Loan Documents or any other document or instrument entered into in connection therewith or a future modification, acceptance or waiver of the provisions set forth therein.

     2. Capitalized Terms. All capitalized undefined terms used in this Amendment shall have the meanings assigned thereto in the Credit Agreement.

     3. Modification of Credit Agreement. Section 8.1(c) of the Credit Agreement is hereby deleted in its entirety and the following Section 8.1(c) shall be substituted in lieu thereof:

          "(c) Annual Business Plan and Financial Projections. As soon as practicable and in any event within thirty (30) days after the beginning of each Fiscal Year, a business plan of the Borrower and its Subsidiaries for the ensuing five (5) Fiscal Years, such plan to be prepared in accordance with GAAP and (i) to include for the first such ensuing Fiscal Year, on a quarterly basis, a quarterly operating and capital budget, a projected income statement, statement of cash flows and balance sheet, and (ii) for the next four (4) Fiscal Years following such first ensuing Fiscal Year, to include, on an annual basis, an annual operating and capital budget, a projected income statement, statement of cash flows and balance sheet, together with a report containing management's major assumptions


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          covering such projections. Such projections shall be accompanied by a certificate of the chief executive officer or chief financial officer of the Borrower to the effect that the projections are based on reasonable estimates and assumptions, all of which are fair in light of the conditions which existed at the time the projections were made, have been prepared on the basis of the assumptions stated therein, and reflect, as of the time so furnished, the reasonable estimate of the Borrower and its Subsidiaries of the results of the operations and other information projected therein, it being recognized by the Administrative Agent and the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results."

     4. Waiver. The Lenders hereby agree to waive the requirement that the Borrower deliver to the Administrative Agent and Lenders financial projections pursuant to Sections 8.1(c) of the Credit Agreement within thirty (30) days after the beginning of the Fiscal Year beginning June 1, 1998 and ending May 31, 1999; provided, that the Borrower shall deliver such financial projections on or prior to July 31, 1998. The failure of the Borrower to deliver such financial projections on or prior to July 31, 1998 shall constitute a Default under the Credit Agreement.

     5. Representations and Warranties/No Default. By their execution hereof, the Borrower hereby certifies that (giving effect to this Amendment) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof as if fully set forth herein, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date), and that as of the date hereof no Default or Event of Default has occurred and is continuing.

     6. Expenses. The Borrowers shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

     7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

     8. Counterparts. This Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

     9. Effectiveness. This Amendment will become effective when it has been executed by the Borrowers and Required Lenders and copies of such executed counterparts have been delivered to the Administrative Agent.




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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.


[CORPORATE SEAL]                        MARSHALL INDUSTRIES

                                        By: /s/ HENRY W. CHIN
                                           -------------------------------------
                                        Name: Henry W. Chin
                                        Title: Vice President, Finance and CFO


[CORPORATE SEAL]                        STERLING ELECTRONICS CORPORATION


ATTEST:


By: /s/ LINDA CHAVEZ                    By: /s/ HENRY W. CHIN
   -------------------------               -------------------------------------
Name: Linda Chavez                      Name: Henry W. Chin
Title: Controller                       Title: Vice President, Treasurer


                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]



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                                       FIRST UNION NATIONAL BANK,
                                       as Administrative Agent and Lender


                                       By: /s/ GEORGE L. WOOLSEY
                                          -------------------------------------
                                       Name: George L. Woolsey
                                            -----------------------------------
                                       Title: Vice President
                                             ----------------------------------


                                       THE BANK OF NEW YORK


                                       By: /s/ REBECCA K. LEVINE
                                          -------------------------------------
                                       Name: Rebecca K. Levine
                                            -----------------------------------
                                       Title: Vice President
                                             ----------------------------------


                                       COMERICA BANK


                                       By: /s/ EMMANUEL M. SKEVOFILEX
                                          -------------------------------------
                                       Name: Emmanuel M. Skevofilex
                                            -----------------------------------
                                       Title: Assistant Vice President
                                             ----------------------------------


                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By: /s/ MARK A. ISLEY
                                          -------------------------------------
                                       Name: Mark A. Isley
                                            -----------------------------------
                                       Title: First Vice President
                                             ----------------------------------


                                       NATIONSBANK OF TEXAS, N.A.


                                       By: /s/ GEORGE V. HAUSLER
                                          -------------------------------------
                                       Name: George V. Hausler
                                            -----------------------------------
                                       Title: Vice President
                                             ----------------------------------



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                                        UNION BANK OF CALIFORNIA, N.A.

                                        By   /s/ ANN M. YASUDA
                                           ------------------------------

                                        Name:     Ann M. Yasuda
                                              ---------------------------
                                        Title:    Vice President
                                               --------------------------


                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION

                                        By      /s/ NANCY S. MARTORAND
                                            -----------------------------
                                        Name:     Nancy S. Martorand
                                              ---------------------------
                                        Title:    Vice President
                                                -------------------------

                                        BANQUE NATIONAL DE PARIS

                                        By    /s/ CLIVE BETTLES
                                           ------------------------------
                                        Name:   Clive Bettles
                                              ---------------------------
                                        Title:  Senior Vice President &
                                                Manager
                                              ---------------------------


                                        By    /s/ DEBBIE GOHN
                                           ------------------------------
                                        Name:   Debbie Gohn
                                               --------------------------
                                        Title:  Vice President
                                               --------------------------

                                        BANK OF MONTREAL

                                        By    /s/ RICHARD W. CAMM
                                           ------------------------------
                                        Name:    Richard W. Camm
                                              ---------------------------
                                        Title:   Managing Director
                                               --------------------------

                                        ABN AMRO BANK

                                        By    /s/ PAUL K. STIMPEL
                                            -----------------------------
                                        Name:     Paul K. Stimpel
                                              ---------------------------
                                        Title:    Group Vice President
                                               --------------------------

                                        By    /s/ CATHERYN N. FULLER
                                           ------------------------------
                                        Name:   Catheryn N. Fuller
                                              ---------------------------
                                        Title:  SVP
                                               --------------------------